10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period
November 1, 2001 through October 31, 2002.
Fund
Health Care Fund
Security
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *

Advisor

EIMCO

Transaction
 Date

11/1/01
11/1/01
11/1/01
11/1/01

Cost

$30,400
$136,800
$144,400
$144,400

Offering Purchase

0.004%
0.018%
0.019%
0.019%

Broker

Credit Suisse First Boston Corp.
Prudential Securities
CIBC World Markets
Gruntal & Co.

Underwriting
Syndicate
Members

Fund
Health Care Fund
Security
Stericycle Inc. *
Stericycle Inc. *
Stericycle Inc. *
Stericycle Inc. *
Stericycle Inc. *
Advisor
EIMCO

Transaction
 Date

11/10/01
11/10/01
11/10/01
11/10/01
11/10/01
Cost
$504,700
$499,550
$180,250
$180,250
$180,250
Offering Purchase

0.360%
0.356%
0.128%
0.128%
0.128%
Broker
Credit Suisse First Boston Corp.
Warburg, Dillon, Read LLC
Merrill Lynch & Co.
Bear, Stearns & Co.
McDonald Investments

Underwriting
Syndicate
Members

Credit Suisse First Boston Corp.
UBS Warburg LLC
Merrill Lynch & Co.
Bear, Stearns & Co.
First Union Securities, Inc.

Fund
Health Care Fund
Security
DJ Orthopedics Inc.
DJ Orthopedics Inc.
DJ Orthopedics Inc.
DJ Orthopedics Inc.
DJ Orthopedics Inc.
Advisor
EIMCO

Transaction
 Date

11/14/01
11/14/01
11/14/01
11/14/01
11/14/01
Cost
$336,600
$164,900
$132,600
$130,900
$85,000
Offering Purchase

0.220%
0.108%
0.087%
0.086%
0.056%
Broker
Goldman, Sachs & Co.
Goldman, Sachs & Co.
Goldman, Sachs & Co.
Goldman, Sachs & Co.
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
UBS Warburg LLC
U.S. Bancorp Piper Jaffray Inc.
First Union Securities, Inc.

Fund
Health Care Fund
Security
Aramark Corp *
Aramark Corp *
Aramark Corp *
Advisor
EIMCO

Transaction
 Date

12/10/01
12/10/01
12/10/01
Cost
$87,400
$85,100
$57,500
Offering Purchase

0.013%

0.012%

0.008%

Broker
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Morgan Stanley & Co.


Fund

Utility and Telecommunications Fund
Security
FPL Group
FPL Group
FPL Group
FPL Group
FPL Group
FPL Group
FPL Group
FPL Group
Advisor
EIMCO
Transaction
 Date
6/6/02
6/6/02
6/6/02
6/6/02
6/6/02
6/6/02
6/6/02
6/6/02
Cost
$367,900
$367,900
$367,900
$268,850
$155,650
$113,200
$2,009,300
$2,009,300
Offering Purchase

0.130%
0.130%
0.130%
0.095%
0.055%
0.040%
0.710%
0.710%
Broker
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
Merrill Lynch & Co.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
First Union Securities, Inc.

Fund

Utility and Telecommunications Fund
Security
FPL Group Preferred
FPL Group Preferred
FPL Group Preferred
FPL Group Preferred
FPL Group Preferred
Advisor
EIMCO

Transaction
 Date

6/6/02
6/6/02
6/6/02
6/6/02
6/6/02
Cost
$325,000
$325,000
$325,000
$90,000
$1,355,000

Offering Purchase

0.074%
0.074%
0.074%
0.020%
0.310%
Broker
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
Merrill Lynch & Co.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
First Union Securities, Inc.


Fund

Utility and Telecommunications Fund
Security
PPL Corporation
PPL Corporation
PPL Corporation
PPL Corporation
PPL Corporation
Advisor
EIMCO

Transaction
 Date

9/12/02
9/12/02
9/12/02
9/12/02
9/12/02
Cost
$744,200
$268,400
$265,350
$265,350
$744,200
Offering Purchase

0.168%
0.061%
0.060%
0.060%
0.168%
Broker
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Morgan Stanley & Co.
UBS Warburg LLC
Salomon Smith Barney Inc.
Wachovia Securities, Inc.

Fund

Utility and Telecommunications Fund

Security
Duke Energy Co.
Duke Energy Co.
Duke Energy Co.
Duke Energy Co.
Duke Energy Co.
Duke Energy Co.
Duke Energy Co.
Advisor
EIMCO

Transaction
 Date

9/25/02
9/25/02
9/25/02
9/25/02
9/25/02
9/25/02
9/25/02
Cost
$1,376,250
$247,725
$247,725
$247,725
$247,725
$137,625
$247,725
Offering Purchase

0.138%
0.025%
0.025%
0.025%
0.025%
0.014%
0.025%
Broker
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Banc of America Securities LLC
Deutsche Bank Securities
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Health Care Fund

Security
Telik Inc.
Telik Inc.
Telik Inc.
Telik Inc.
Advisor
EIMCO

Transaction
 Date

9/27/02
9/27/02
9/27/02
9/27/02
Cost
$17,250
$17,250
$63,250
$17,250
Offering Purchase

0.023%

0.023%

0.085%

0.023%

Broker
UBS Warburg LLC
UBS Warburg LLC
UBS Warburg LLC
UBS Warburg LLC
Underwriting
Syndicate
Members
UBS Warburg LLC
Wachovia Securities, Inc.
Legg Mason Wood Walker, Inc.
Needham & Company, Inc.
Stephens Inc.